UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Global Opportunities Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

40 Summary of Management Fee Evaluation by Independent Fee Consultant

45 Summary of Administrative Fee Evaluation by Independent Fee Consultant

46 Account Management Resources

47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.62%, 2.46%, 2.36% and 1.11% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and the Life of Class for Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-.98%	-43.54%	-15.26%	-.34%	2.95%
Class B	-1.33%	-43.96%	-15.90%	-1.09%	2.13%
Class C	-1.37%	-43.98%	-15.89%	-1.09%	2.16%
S&P® Developed SmallCap Index+	.41%	-39.50%	-13.12%	.68%	3.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Global Opportunities Fund	6-Month‡	Life of Class*
Institutional Class	-.82%	-35.18%
S&P Developed SmallCap Index+	.41%	-33.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 22.11	$ 20.15	$ 20.26	$ 22.65
10/31/08	$ 22.54	$ 20.47	$ 20.58	$ 23.17
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .19	$ .03	$ .03	$ .29
Class A Lipper Rankings — Global Small/Mid-Cap Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	56	of	71	78
3-Year	38	of	59	64
5-Year	29	of	56	51
10-Year	13	of	27	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P Developed SmallCap Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,321	$5,734	$9,264	$12,600
	Average annual total return	-46.79%	-16.92%	-1.52%	2.34%
Class B	Growth of $10,000	$5,436	$5,851	$9,393	$12,341
	Average annual total return	-45.64%	-16.36%	-1.25%	2.13%
Class C	Growth of $10,000	$5,602	$5,950	$9,469	$12,386
	Average annual total return	-43.98%	-15.89%	-1.09%	2.16%
S&P Developed SmallCap Index+	Growth of $10,000	$6,050	$6,557	$10,344	$14,767
	Average annual total return	-39.50%	-13.12%	.68%	3.97%

The growth of $10,000 is cumulative.

+ The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.30% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-.86%	-43.39%	-15.02%	-.05%	3.26%
S&P Developed SmallCap Index+	.41%	-39.50%	-13.12%	.68%	3.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 22.67
10/31/08	$ 23.16
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .26
Class S Lipper Rankings — Global Small/Mid-Cap Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	55	of	71	77
3-Year	37	of	59	62
5-Year	25	of	56	44
10-Year	11	of	27	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities Fund — Class S [] S&P Developed SmallCap Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$5,661	$6,137	$9,973	$13,781
	Average annual total return	-43.39%	-15.02%	-.05%	3.26%
S&P Developed SmallCap Index+	Growth of $10,000	$6,050	$6,557	$10,344	$14,767
	Average annual total return	-39.50%	-13.12%	.68%	3.97%

The growth of $10,000 is cumulative.

+ The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 990.20	$ 986.70	$ 986.30	$ 991.40	$ 991.80
Expenses Paid per $1,000*	$ 7.75	$ 11.43	$ 11.43	$ 6.52	$ 6.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,017.01	$ 1,013.29	$ 1,013.29	$ 1,018.25	$ 1,018.74
Expenses Paid per $1,000*	$ 7.85	$ 11.58	$ 11.58	$ 6.61	$ 6.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Opportunities Fund	1.57%	2.32%	2.32%	1.32%	1.22%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, DWS Global Opportunities Fund's management team discusses its strategy and the market environment during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did global equity markets perform during the past half year?

A: After a powerful rally in March and April 2009, global small-cap stocks finished the semiannual period with a modest gain of 0.41% based on the return of the fund's benchmark, the S&P Developed SmallCap Index.1 The first four months of the period were very volatile and characterized by poor market performance, as a persistent weakening in economic conditions prompted investors to flee small-cap equities in favor of safer alternatives. At its nadir in early March, the fund's benchmark stood 26.9% lower than it had at the beginning of the reporting period on October 31, 2008.

At this point, the aggressive stimulus efforts by the world's governments and central banks helped spark an extraordinary rally in the global equity markets that lasted for the final seven weeks of the period. In the United States, the stimulus package enacted by Congress augmented the US Federal Reserve Board's (the Fed's) policy of "quantitative easing" — i.e., increasing the money supply in order to boost growth and forestall deflation. In Europe, the United Kingdom, Germany, France and the Scandinavian countries also acted aggressively to stem the tide of the crisis, while the European Union approved a package worth 200 billion euros. In Asia, China announced a stimulus package of $586 billion and Japan proposed a $100 billion-plus package of its own. Later in the period, investors were also cheered by data showing that the rate of decline in economic growth was beginning to slow. The result was a rally of 37.4% in the S&P Developed SmallCap Index from its March 9, 2009 low to the close of the reporting period on April 30, 2009. Amazingly, after all of this volatility, the index closed roughly flat on the period.

Q: How did the fund perform in this environment?

A: With this as the backdrop, the fund returned -0.98% (Class A shares unadjusted) during the past six months. Its benchmark, the S&P Developed SmallCap Index, returned 0.41%. The average return of the funds in its Lipper peer group, Global Small/Mid-Cap Funds, was 0.13%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for more performance information.)

Q: Why did the fund underperform during this period?

A: Despite being well-positioned for the environment of the past six months by being exposed to three areas that outperformed — small caps, growth stocks and international equities — the fund underperformed its benchmark slightly. It is very difficult to time inflection points in the market, especially an exaggerated one such as that which occurred in early March. Timing the markets is not our specialty, but keeping a balance between growth and risk is. By increasing our exposure to more aggressive growth stocks during January and February as small caps became progressively cheaper, we were able to mitigate a greater degree of underperformance that surely would have occurred. Our stock selection also was a positive factor in the fund's performance during the period.

Unfortunately, these positive factors were offset by the effects of the fund's sector allocations. The fund's performance was hurt by our underweight positions in two sectors that outpaced the broader market: materials and consumer discretionary.3 Additionally, the fund was overweight in energy and health care, both of which lagged. While we are disappointed that our sector allocations caused the fund to underperform in the past six months, we believe a focus on fundamental research and individual stock selection is the most effective way to add value over the long term.

Q: In what areas did the fund outperform?

A: The industrials sector was an area of positive performance for the fund. Not only did we gain a benefit from being underweight this underperforming group, but our holdings outpaced the industrials stocks in the benchmark by over three percentage points. The fund's strongest performer within industrials was Aecom Technology Corp., an engineering and design firm whose shares rose over 46% during the period. Since a portion of Aecom's customer base is made up of companies in the energy sector, the stock was hit hard by the sharp drop in oil prices and energy-related shares. However, we believed investors were placing too much emphasis on this factor given that only 10% of the company's business is in energy. Once it became evident that the new US administration would be emphasizing infrastructure spending, Aecom's stock price recovered to a level that better reflects the company's fundamentals. Also performing well for the fund was a newer holding, the Australian shipbuilder Austal Ltd. We purchased the stock at an attractive valuation given the potential for the company to secure new contracts from the US Navy, which enabled us to capitalize as its shares rose 62% during the period.

The consumer staples sector was another area of strength for the fund, due to favorable stock selection and our underweight position. Our leading performer in staples was Green Mountain Coffee Roasters Inc., which makes the increasingly popular Keurig coffee makers. The combination of strong holiday sales and short covering by bearish investors caused the stock to rise over 149% during the period.4 C&C PLC, the maker of Magner's Irish Cider, also performed very well. We increased the fund's position in the stock when it fell to a very attractive valuation. Since then, the arrival of a new management team contributed to a recovery in investor sentiment, causing the stock to rally 60% in the past six months.

Allocation was also a positive factor in technology, as our overweight position in this outperforming sector helped our performance. The fund's return was also boosted by its holding in the German company Software AG, whose shares rose 30%. The company makes "middleware," which is the software businesses use to connect front-end applications with their older mainframes. Software AG has outmaneuvered its competition by offering a better product, lower costs, faster implementation and higher-quality service, helping it to generate better-than-expected earnings for the fourth quarter. We believe the stock remains attractively valued even after its recent run-up, and we continue to hold it in the portfolio.

Q: What changes have you made to the portfolio's positioning?

A: We reduced the fund's weighting in health care, largely as a result of our decision to take profits on a portion of our positions in long-term winners such as Qiagen NV, Fresenius Medical Care AG and Icon PLC. A portion of the proceeds from these sales were used to increase the portfolio's weighting in financials, where we held a sizeable underweight after reducing this position significantly in the summer and autumn. We also found attractive opportunities in the materials, industrials and Asian consumer sectors.

While the changes in the fund's sector weightings were modest, the shifts in its geographic positioning were more meaningful. During the period, we raised the fund's weightings in North America and Asia by more than five and six percentage points, respectively, and funded these increases by reducing the exposure to European equities by 10 percentage points.

Part of the decline in the fund's weighting in Europe was the decision to pare its position in financial stocks — a sector that is heavily represented in the European markets — in the early part of the period. Additionally, a large percentage of our profit-taking in the fund's long-term winners involved stocks based in Europe. It should be noted that the fund's decreased weighting in Europe does not mean that we have a negative view on the region. In fact, we continue to hold an overweight in Europe largely due to its attractive valuation. Not only does Europe sport a lower price-to-earnings (P/E) ratio than the broader global markets, but it also closed the period at its lowest valuation level since August 1984.5

In terms of our balanced growth strategy, we positioned the fund to a decidedly less defensive bias during the last three months of the period by increasing the fund's exposure to higher-beta stocks and stocks with greater economic sensitivity.

Q: Do you have any closing thoughts for investors?

A: The past year and a half has been a very challenging time for those of us who have been invested in equities. Still, at this stage of the cycle, it may be advisable to look forward rather than back. The credit markets seem to be healing and economic data — while still bad — has begun to improve, indicating that the "worst case scenario" that was priced into the market earlier this year has become a more remote possibility. We believe that the combination of attractive equity valuations, low interest rates and elevated skepticism provides a more positive environment for equities than we have seen in some time. With this as the backdrop, we believe the portfolio is well balanced for an environment characterized by slow, but improving, economic growth.

1 The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Small/Mid-Cap Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P Developed Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
4 Short covering occurs when investors who have sold a stock short in anticipation of a decline must close their position by buying the stock back. When many investors buy back stock at once (a "short squeeze"), a stock can rise dramatically in a very short period.
5 Source: Goldman Sachs

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/09	10/31/08

United States	44%	38%
Europe	25%	34%
Pacific Basin	12%	5%
United Kingdom	8%	10%
Japan	7%	8%
Latin America	1%	1%
Other	3%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/09	10/31/08

Health Care	19%	21%
Industrials	18%	17%
Information Technology	17%	17%
Consumer Discretionary	13%	10%
Energy	11%	12%
Financials	11%	15%
Consumer Staples	6%	5%
Utilities	3%	3%
Materials	2%	—
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (20.6% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	3.4%
2. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.9%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	2.6%
4. FTI Consulting, Inc. Provider of litigation and claims management consulting	United States	2.2%
5. Thoratec Corp. Producer of health care equipment and supplies	United States	1.9%
6. United Internet AG Offers Internet access services	Germany	1.6%
7. Aecom Technology Corp. Provides professional technical services to the US government and non-US governments and agencies	United States	1.6%
8. AMERIGROUP Corp. Provider of health care benefits	United States	1.5%
9. Itron, Inc. Manufacturer of meter-reading instruments for utilities	United States	1.5%
10. Serco Group PLC Manages facilities, projects and information technology systems	United Kingdom	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 98.5%
Australia 1.3%
Austal Ltd.	1,524,894	2,879,974
Crown Ltd.	350,512	1,750,795
(Cost $4,478,684)		4,630,769
Austria 0.9%
Intercell AG*	49,322	1,298,267
Wienerberger AG	169,286	1,986,252
(Cost $3,357,274)		3,284,519
Belgium 0.4%
Hansen Transmissions International NV* (Cost $2,490,651)	702,291	1,521,819
Bermuda 0.8%
Lazard Ltd. "A" (Cost $2,430,904)	95,400	2,604,420
Brazil 0.8%
Diagnosticos da America SA* (Cost $4,419,360)	194,400	2,841,022
Canada 1.6%
CAE, Inc.	452,008	2,878,791
OPTI Canada, Inc.* (a)	450,500	728,622
SunOpta, Inc.*	979,500	1,763,100
(Cost $17,623,833)		5,370,513
China 2.2%
Minth Group Ltd.	5,213,900	3,227,140
Soho China Ltd.	4,648,000	2,270,788
VanceInfo Technologies, Inc. (ADR)*	286,900	2,283,724
(Cost $6,264,019)		7,781,652
Cyprus 0.8%
Prosafe Production Public Ltd.* (a)	621,500	1,126,533
Prosafe SE* (a) (b)	384,960	1,600,985
(Cost $5,457,225)		2,727,518
France 3.4%
Bureau Veritas SA	36,772	1,498,242
Financiere Marc de Lacharriere SA (a)	53,574	2,535,853
Flamel Technologies SA (ADR)* (a)	579,300	3,417,870
JC Decaux SA (a)	157,203	2,246,619
Meetic*	88,112	1,971,568
(Cost $18,914,314)		11,670,152
Germany 8.8%
Fresenius Medical Care AG & Co. KGaA (a)	298,096	11,734,317
M.A.X. Automation AG	783,528	1,910,710
QSC AG*	462,500	786,231
Rational AG (a)	23,992	2,429,854
SGL Carbon SE* (a)	74,600	2,171,020
Software AG* (a)	36,777	2,293,647
Stada Arzneimittel AG	104,950	1,962,563
United Internet AG (Registered) (a)	544,926	5,695,458
Wincor Nixdorf AG	31,436	1,575,669
(Cost $22,797,581)		30,559,469
Greece 1.0%
Coca-Cola Hellenic Bottling Co. SA	110,350	1,762,653
Hellenic Exchanges SA	199,000	1,740,082
(Cost $4,196,485)		3,502,735
Hong Kong 5.9%
Inspur International Ltd.	11,790,000	2,047,964
K Wah International Holdings Ltd.	7,369,000	1,156,647
Kingboard Chemical Holdings Ltd.	2,017,470	4,936,468
Midland Holdings Ltd.	4,564,407	1,874,423
REXLot Holdings Ltd.*	48,475,000	2,841,755
Wing Hang Bank Ltd.	593,700	3,535,933
Xinyi Glass Holdings Co., Ltd.	6,726,000	4,212,825
(Cost $15,525,936)		20,606,015
Ireland 4.4%
Anglo Irish Bank Corp., Ltd.	658,248	188,991
C&C Group PLC	1,325,582	3,097,338
FBD Holdings PLC	75,000	594,937
ICON PLC (ADR)	231,600	3,668,544
Norkom Group PLC*	834,006	797,302
Paddy Power PLC	152,266	2,798,857
Ryanair Holdings PLC*	944,000	4,109,565
(Cost $17,414,881)		15,255,534
Japan 6.6%
AEON Credit Service Co., Ltd.	162,700	1,842,432
AEON Mall Co., Ltd.	244,000	3,197,727
Daiseki Co., Ltd. (a)	57,300	1,096,814
Internet Initiative Japan, Inc.	868	1,215,072
Nidec Corp.	75,500	4,150,213
Nitori Co., Ltd.	29,000	1,630,768
Shinko Plantech Co., Ltd.	431,100	2,851,502
So-net M3, Inc.	584	1,903,364
Square Enix Holdings Co., Ltd.	167,700	3,013,282
Sumitomo Realty & Development Co., Ltd.	169,000	2,022,088
(Cost $20,565,075)		22,923,262
Netherlands 3.7%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	171,800	1,838,260
Koninklijke Vopak NV (a)	39,558	1,741,682
QIAGEN NV* (a)	296,538	4,899,970
SBM Offshore NV	272,123	4,380,461
(Cost $11,419,360)		12,860,373
Singapore 0.6%
Venture Corp., Ltd. (Cost $1,612,755)	479,000	1,918,271
Spain 1.2%
Grifols SA	108,813	1,910,820
Tecnicas Reunidas SA	59,830	2,110,063
(Cost $5,275,353)		4,020,883
Switzerland 1.2%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	31,676	887,185
Partners Group Holding AG*	37,200	3,249,009
(Cost $3,622,106)		4,136,194
Taiwan 1.5%
Compal Electronics, Inc.	2,037,000	1,730,953
Siliconware Precision Industries Co.	2,864,434	3,601,067
(Cost $3,434,935)		5,332,020
United Arab Emirates 0.4%
Lamprell PLC (Cost $3,070,677)	951,661	1,335,825
United Kingdom 8.0%
Aegis Group PLC	1,128,311	1,516,487
ARM Holdings PLC	1,358,305	2,384,620
Ashmore Group PLC	1,257,450	4,197,065
Babcock International Group PLC	531,317	3,412,604
Balfour Beatty PLC	293,426	1,451,062
John Wood Group PLC	532,172	1,862,535
Michael Page International PLC	910,226	3,701,723
Rotork PLC	132,647	1,588,272
Serco Group PLC	926,094	4,991,490
The Weir Group PLC	100,196	711,950
Xchanging PLC (a)	736,266	2,013,075
(Cost $34,735,986)		27,830,883
United States 43.0%
Advance Auto Parts, Inc.	97,300	4,256,875
Aecom Technology Corp.*	221,087	5,688,569
Aeropostale, Inc.*	106,750	3,626,298
Airgas, Inc.	46,200	1,992,144
Allegheny Energy, Inc. (a)	393,500	10,199,520
Alpha Natural Resources, Inc.*	127,500	2,611,200
American Eagle Outfitters, Inc.	168,400	2,495,688
AMERIGROUP Corp.* (a)	174,800	5,221,276
ANSYS, Inc.*	37,700	1,041,274
BE Aerospace, Inc.*	181,600	1,959,464
BioMarin Pharmaceutical, Inc.* (a)	84,500	1,086,670
BPZ Resources, Inc.*	327,000	1,782,150
Burger King Holdings, Inc.	102,800	1,679,752
Cameron International Corp.*	54,900	1,404,342
Capella Education Co.*	29,900	1,536,262
Carter's, Inc.*	168,300	3,598,254
Central European Distribution Corp.* (c)	90,700	2,031,680
Chattem, Inc.* (a)	38,332	2,104,810
Cogent, Inc.* (a)	217,600	2,467,584
Darling International, Inc.*	276,500	1,581,580
Deckers Outdoor Corp.*	28,900	1,633,428
Diamond Foods, Inc.	118,900	3,113,991
Dresser-Rand Group, Inc.*	183,400	4,517,142
Duff & Phelps Corp. "A"*	92,100	1,737,006
EMS Technologies, Inc.*	119,800	2,282,190
EXCO Resources, Inc.*	233,626	2,752,114
FTI Consulting, Inc.* (a)	135,750	7,449,960
Green Mountain Coffee Roasters, Inc.* (a)	57,500	4,157,825
Itron, Inc.* (a)	108,800	5,004,800
Jefferies Group, Inc. (a)	145,500	2,847,435
Joy Global, Inc.	135,400	3,452,700
Lam Research Corp.*	63,400	1,767,592
Life Technologies Corp.* (a)	101,200	3,774,760
ManTech International Corp. "A"*	38,500	1,393,315
Martin Marietta Materials, Inc. (a)	19,600	1,646,988
Metabolix, Inc.* (a)	97,600	771,040
MiddleBrook Pharmaceuticals, Inc.*	625,500	881,955
Mueller Water Products, Inc. "A"	179,800	753,362
Mylan, Inc.* (a)	363,383	4,814,824
NxStage Medical, Inc.* (a)	434,600	973,504
Owens & Minor, Inc. (a)	117,500	4,074,900
Owens-Illinois, Inc.*	108,100	2,636,559
Schawk, Inc.	198,300	1,425,777
Somanetics Corp.*	216,500	3,509,465
Stericycle, Inc.*	55,400	2,608,232
Thoratec Corp.* (a)	222,700	6,471,662
Ultra Petroleum Corp.* (a)	213,500	9,137,800
Urban Outfitters, Inc.*	123,400	2,405,066
Waddell & Reed Financial, Inc. "A"	143,500	3,215,835
(Cost $132,301,636)		149,576,619
Total Common Stocks (Cost $341,409,030)		342,290,467

Securities Lending Collateral 25.7%
Daily Assets Fund Institutional, 0.66% (d) (e) (Cost $89,319,695)	89,319,695	89,319,695

Cash Equivalents 1.9%
Cash Management QP Trust, 0.46% (d) (Cost $6,780,084)	6,780,084	6,780,084
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $437,508,809)+	126.1	438,390,246
Other Assets and Liabilities, Net (a)	(26.1)	(90,794,635)
Net Assets	100.0	347,595,611
* Non-income producing security.
+ The cost for federal income tax purposes was $443,144,187. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $4,753,941. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $74,903,525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $79,657,466.
(a) All or a portion of these securities were on loan, amounting to $85,660,750. In addition, included in other assets and liabilities, net is a pending sale, amounting to $36,155, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $85,696,905, which is 24.7% of net assets.
(b) Security is listed in country of domicile. Significant business activities of company are in Norway.
(c) Security is listed in county of domicile. Significant business activities of company are in Poland.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 260,827,022
Level 2	177,563,224
Level 3	—
Total	$ 438,390,246

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $341,409,030) — including $85,660,750 of securities loaned	$ 342,290,467
Investment in Daily Assets Fund Institutional (cost $89,319,695)*	89,319,695
Investment in Cash Management QP Trust (cost $6,780,084)	6,780,084
Total investments, at value (cost $437,508,809)	438,390,246
Foreign currency, at value (cost $3,660)	3,714
Receivable for investments sold	2,156,834
Receivable for Fund shares sold	181,523
Dividends receivable	788,533
Interest receivable	72,247
Foreign taxes recoverable	110,328
Other assets	13,420
Total assets	441,716,845
Liabilities
Payable upon return of securities loaned	89,319,695
Cash overdraft	1,124
Payable for investments purchased	2,632,468
Payable for Fund shares redeemed	1,568,407
Accrued management fee	233,765
Other accrued expenses and payables	365,775
Total liabilities	94,121,234
Net assets, at value	$ 347,595,611
Net Assets Consists of:
Accumulated distributions in excess of net investment income	(5,266,132)
Net unrealized appreciation (depreciation) on: Investments	881,437
Foreign currency	(2,342)
Accumulated net realized gain (loss)	(100,281,488)
Paid-in capital	452,264,136
Net assets, at value	$ 347,595,611
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($104,688,670 ÷ 4,735,725 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 22.11
Maximum offering price per share (100 ÷ 94.25 of $22.11)	$ 23.46

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,387,130 ÷ 416,140 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.15

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,583,152 ÷ 769,266 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 20.26
Class S Net Asset Value, offering and redemption price(a) per share ($218,433,357 ÷ 9,633,930 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 22.67
Institutional Class Net Asset Value, offering and redemption price(a) per share ($503,302 ÷ 22,219 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.65
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $106,174)	$ 2,031,704
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	551,858
Interest — Cash Management QP Trust	57,628
Interest	1,078
Total Income	2,642,268
Expenses: Management fee	1,526,708
Administration fee	166,853
Services to shareholders	509,746
Custodian fee	3,229
Distribution and service fees	244,999
Professional fees	81,037
Directors' fees and expenses	4,465
Reports to shareholders	83,635
Registration fees	72,185
Other	31,344
Total expenses before expense reductions	2,724,201
Expense reductions	(267,913)
Total expenses after expense reductions	2,456,288
Net investment income (loss)	185,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(80,723,055)
Foreign currency	(55,984)
(80,779,039)
Change in net unrealized appreciation (depreciation) on: Investments	71,028,821
Foreign currency	35,052
71,063,873
Net gain (loss)	(9,715,166)
Net increase (decrease) in net assets resulting from operations	$ (9,529,186)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 185,980	$ 6,536,867
Net realized gain (loss)	(80,779,039)	(15,891,022)
Change in net unrealized appreciation (depreciation)	71,063,873	(418,219,256)
Net increase (decrease) in net assets resulting from operations	(9,529,186)	(427,573,411)
Distributions to shareholders from: Net investment income: Class A	(1,073,774)	(991,857)
Class B	(16,818)	—
Class C	(29,137)	—
Class S	(2,615,208)	(3,292,027)
Institutional Class	(5,863)	—
Net realized gains: Class A	—	(16,293,178)
Class B	—	(1,852,718)
Class C	—	(2,676,242)
Class S	—	(28,598,427)
Total distributions	(3,740,800)	(53,704,449)
Fund share transactions: Proceeds from shares sold	19,303,541	97,067,613
Reinvestment of distributions	3,471,159	49,947,225
Cost of shares redeemed	(63,902,515)	(178,297,294)
Redemption fees	1,620	20,036
Net increase (decrease) in net assets from Fund share transactions	(41,126,195)	(31,262,420)
Increase (decrease) in net assets	(54,396,181)	(512,540,280)
Net assets at beginning of period	401,991,792	914,532,072
Net assets at end of period (including accumulated distributions in excess of net investment income of $5,266,132 and $1,711,312, respectively)	$ 347,595,611	$ 401,991,792

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.54	$ 47.86	$ 43.66	$ 36.46	$ 29.93	$ 25.80
Income (loss) from investment operations: Net investment income (loss)[b]	.00***	.31	(.01)	(.13)[e]	(.08)	(.08)
Net realized and unrealized gain (loss)	(.24)	(22.85)	9.16	9.17	6.61	4.21
Total from investment operations	(.24)	(22.54)	9.15	9.04	6.53	4.13
Less distributions from: Net investment income	(.19)	(.16)	(.01)	(.18)	—	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—	—
Total distributions	(.19)	(2.78)	(4.95)	(1.84)	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 22.11	$ 22.54	$ 47.86	$ 43.66	$ 36.46	$ 29.93
Total Return (%)[c,d]	(.98)**	(49.77)	22.78	25.56[e]	21.82	16.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	130	300	219	155	120
Ratio of expenses before expense reductions (%)	1.82*	1.69	1.69	1.79	1.83	1.84
Ratio of expenses after expense reductions (%)	1.57*	1.60	1.65	1.76	1.74	1.74
Ratio of net investment income (loss) (%)	.01*	.80	(.03)	(.34)[e]	(.24)	(.31)
Portfolio turnover rate (%)	26**	20	21	29	31	26
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.47	$ 43.88	$ 40.68	$ 34.17	$ 28.27	$ 24.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	.10	(.31)	(.44)[e]	(.29)	(.28)
Net realized and unrealized gain (loss)	(.24)	(20.89)	8.45	8.61	6.19	4.00
Total from investment operations	(.29)	(20.79)	8.14	8.17	5.90	3.72
Less distributions from: Net investment income	(.03)	—	—	—	—	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—	—
Total distributions	(.03)	(2.62)	(4.94)	(1.66)	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 20.15	$ 20.47	$ 43.88	$ 40.68	$ 34.17	$ 28.27
Total Return (%)[c,d]	(1.33)**	(50.15)	21.88	24.61[e]	20.87	15.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	32	34	40	43
Ratio of expenses before expense reductions (%)	2.82*	2.53	2.53	2.68	2.79	2.67
Ratio of expenses after expense reductions (%)	2.32*	2.35	2.38	2.52	2.50	2.50
Ratio of net investment income (loss) (%)	(.74)*	.05	(.78)	(1.14)[e]	(1.00)	(1.07)
Portfolio turnover rate (%)	26**	20	21	29	31	26
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.58	$ 44.10	$ 40.86	$ 34.30	$ 28.38	$ 24.64
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	.10	(.32)	(.41)[e]	(.30)	(.28)
Net realized and unrealized gain (loss)	(.24)	(21.00)	8.50	8.63	6.22	4.02
Total from investment operations	(.29)	(20.90)	8.18	8.22	5.92	3.74
Less distributions from: Net investment income	(.03)	—	—	—	—	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—	—
Total distributions	(.03)	(2.62)	(4.94)	(1.66)	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 20.26	$ 20.58	$ 44.10	$ 40.86	$ 34.30	$ 28.38
Total Return (%)[c,d]	(1.37)**	(50.15)	21.88	24.66[e]	20.86	15.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	18	44	33	25	23
Ratio of expenses before expense reductions (%)	2.66*	2.43	2.45	2.49	2.64	2.62
Ratio of expenses after expense reductions (%)	2.32*	2.35	2.40	2.48	2.50	2.49
Ratio of net investment income (loss) (%)	(.74)*	.05	(.80)	(1.07)[e]	(1.00)	(1.06)
Portfolio turnover rate (%)	26**	20	21	29	31	26
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.16	$ 49.12	$ 44.71	$ 37.30	$ 30.55	$ 26.26
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.40	.13	(.01)[d]	.02	(.02)
Net realized and unrealized gain (loss)	(.25)	(23.44)	9.39	9.39	6.76	4.31
Total from investment operations	(.23)	(23.04)	9.52	9.38	6.78	4.29
Less distributions from: Net investment income	(.26)	(.30)	(.17)	(.31)	(.03)	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—	—
Total distributions	(.26)	(2.92)	(5.11)	(1.97)	(.03)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 22.67	$ 23.16	$ 49.12	$ 44.71	$ 37.30	$ 30.55
Total Return (%)	(.86)c**	(49.63)[c]	23.16[c]	25.97[c,d]	22.25	16.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	243	538	443	367	309
Ratio of expenses before expense reductions (%)	1.41*	1.37	1.36	1.43	1.42	1.48
Ratio of expenses after expense reductions (%)	1.32*	1.32	1.34	1.42	1.42	1.48
Ratio of net investment income (loss) (%)	.26*	1.08	.28	(.02)[d]	.08	(.05)
Portfolio turnover rate (%)	26**	20	21	29	31	26
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.17	$ 35.45
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.02
Net realized and unrealized gain (loss)	(.26)	(12.30)
Total from investment operations	(.23)	(12.28)
Less distributions from: Net investment income	(.29)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 22.65	$ 23.17
Total Return (%)	(.82)**	(34.64)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.50	.50
Ratio of expenses before expense reductions (%)	1.22*	1.18*
Ratio of expenses after expense reductions (%)	1.22*	1.15*
Ratio of net investment income (loss) (%)	.36*	.39*
Portfolio turnover rate (%)	26**	20
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Opportunities Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all reinvestment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $19,289,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $87,675,029 and $124,571,650, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.57%
Class B	2.32%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.915% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $166,853, of which $27,208 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 183,162	$ 130,606	$ 1,519
Class B	26,324	21,142	—
Class C	33,459	25,196	—
Class S	168,555	90,969	37,717
Institutional Class	68	—	24
	$ 411,568	$ 267,913	$ 39,260

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 32,072	$ 3,876
Class C	56,319	8,478
	$ 88,391	$ 12,354

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 127,602	$ 38,625.24%
Class B	10,494	2,856.25%
Class C	18,512	5,370.25%
	$ 156,608	$ 46,851

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $2,225.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $11,185 and $58, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $2,657 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,556, of which $6,689 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	532,814	$ 10,677,710	1,397,935	$ 53,250,596
Class B	40,386	746,354	92,463	3,259,801
Class C	79,228	1,452,009	239,091	8,623,164
Class S	302,928	6,313,953	796,094	31,169,999
Institutional Class	5,537	113,515	21,553*	764,053*
		$ 19,303,541		$ 97,067,613
Shares issued to shareholders in reinvestment of distributions
Class A	50,484	$ 1,022,302	379,050	$ 15,863,250
Class B	836	15,481	45,174	1,727,898
Class C	1,378	25,646	59,544	2,289,479
Class S	115,752	2,401,867	700,853	30,066,598
Institutional Class	283	5,863	—	—
		$ 3,471,159		$ 49,947,225
Shares redeemed
Class A	(1,601,811)	$ (31,704,722)	(2,286,146)	$ (82,625,330)
Class B	(152,250)	(2,761,960)	(351,056)	(11,842,607)
Class C	(209,536)	(3,802,654)	(405,262)	(13,177,788)
Class S	(1,254,690)	(25,530,336)	(1,978,336)	(70,650,755)
Institutional Class	(5,046)	(102,843)	(108)*	(814)*
		$ (63,902,515)		$ (178,297,294)
Redemption fees		$ 1,620		$ 20,036
Net increase (decrease)
Class A	(1,018,513)	$ (20,003,894)	(509,161)	$ (13,505,371)
Class B	(111,028)	(2,000,122)	(213,419)	(6,854,889)
Class C	(128,930)	(2,324,979)	(106,627)	(2,265,122)
Class S	(836,010)	(16,813,735)	(481,389)	(9,400,277)
Institutional Class	774	16,535	21,445*	763,239*
		$ (41,126,195)		$ (31,262,420)
* For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	233379 106	233379 205	233379 304	233379 502	233379 676
Fund Number	083	283	383	2010	1483

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009